Exhibit 99.2
FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

	Deal Name		Data
Collateral Characteristics	Pool Balance		$2318147494.08
	# of Loans	#	11785
	Avg Prin Balance		$196703.22
	WAC	%	7.189
	WA Net Rate	%	6.154
	WAM	#	352
	Seasoning	#	3
	Second Liens	%	2.31
	WA CLTV	%	81.37
	WA FICO	#	625
	Prepay Penalties	%	77.10
Arm Characteristics	WAC (Arms only)%		7.132
	WAM (Arms only)	#	357
	WA Margin	%	6.001
	WA Initial Cap	%	2.427
	WA Periodic Cap	%	1.496
	WA Cap	%	13.813
	WA Months to Roll	#	21
Loan Type	Fixed	%	12.07
	Balloons	%	2.05
	2/28 Arms	%	79.26
	3/27 Arms	%	3.85
	Other Hybrid Arms	%	2.77
Index	1-Month LIBOR	%	0.00
	6-Month LIBOR	%	100.00
	Other Index	%	0.00
Loan Purpose	Purchase	%	39.47
	Cash-Out Refi	%	56.02
	Rate-Term Refi	%	4.51
	Debt Consolidation	%	0.00
Occupancy Status	Owner	%	92.05
	Second Home	%	0.51
	Investor	%	7.43
Property Type	Single Family	%	69.14
	2-4 Family	%	11.27
	PUD	%	11.19
	MH	%	0.07
	Condo	%	7.03
Doc Type	Full Doc	%	51.68
	Stated Doc	%	45.01
	Limited Doc	%	3.32
	No Doc	%	0.00
MI Data	MI Flag	Y/N	Y
	% of Pool Covered	%	31.51
	Effective LTV	%	72.34
FICO Distribution	FICO <460%		0.00
	FICO 460-479%		0.04
	FICO 480-499%		0.17
	FICO 500-519%		3.51
	FICO 520-539%		5.30
	FICO 540-559%		6.14
	FICO 560-579%		7.61
	FICO 580-599%		10.42
	FICO 600-619%		13.68
	FICO 620-639%		13.67
	FICO 640-659%		11.45
	FICO 660-679%		9.10
	FICO 680-699%		6.88
	FICO 700-719%		5.15
	FICO 720-739%		2.80
	FICO 740-759%		1.99
	FICO >760%		2.08

WA DTI			40.86

Please populate column D (&E) with the corresponding pool characteristics in Column B.
-	For values in currency format, omit $.

-	For values in percentage format, provide data to 3 decimal places and omit %.

-	For WAC Net Rate, subtract servicing fee, trustee fee, and initial MI fee.

-	For MI Flag, Y or N.

DTI Distribution	DTI <10.00%		0.34
	DTI 10.00-19.99%		2.40
	DTI 20.00-29.99%		8.59
	DTI 30.00-39.99%		25.51
	DTI 40.00-49.99%		57.94
	DTI 50.00-59.99%		5.22
	DTI 60.00-69.99%		—

LTV Distribution	LTV <20%		0.02
	LTV 20.01-30%		0.16
	LTV 30.01-40%		0.32
	LTV 40.01-50%		1.16
	LTV 50.01-60%		2.64
	LTV 60.01-70%		8.08
	LTV 70.01-80%		44.64
	LTV 80.01-90%		31.91
	LTV 90.01-100%		11.07
	LTV >100%		0.00
			Data	Data
Loan Balance Distribution	$0-25,000	# & %	117	2669045.09
	$25,001-50,000	# & %	752	29392152.40
	$50,001-75,000	# & %	1073	67222949.29
	$75,001-100,000	# & %	1131	99586249.04
	$100,001-150,000	# & %	2310	289274461.45
	$150,001-200,000	# & %	1777	310703129.97
	$200,001-250,000	# & %	1246	280336539.64
	$250,001-300,000	# & %	1099	301823742.73
	$300,001-350,000	# & %	735	237899393.43
	$350,001-400,000	# & %	569	213227998.27
	$400,001-450,000	# & %	370	157366945.72
	$450,001-500,000	# & %	257	122782223.42
	$500,001-550,000	# & %	141	74022216.93
	$550,001-600,000	# & %	104	59656987.03
	$600,001-650,000	# & %	36	22468678.74
	$650,001-700,000	# & %	29	19658310.46
	$700,001-750,000	# & %	31	22844032.92
	$750,001-800,000	# & %	1	790000.00
	$800,001-850,000	# & %	2	1616781.34
	$850,001-900,000	# & %	1	870942.00
	$900,001-950,000	# & %	—	—
	$950,001-1,000,000	# & %	4	3934714.21
	> $1,000,001	# & %	—	—

Geographic Distribution	Arizona	%	3.45
	California	%	37.51
	Colorado	%	1.65
	Connecticut	%	1.25
	Delaware	%	0.11
	Florida	%	8.33
	Georgia	%	1.75
	Idaho	%	0.14
	Illinois	%	9.73
	Indiana	%	0.71
	Iowa	%	0.2
	Kansas	%	0.26
	Kentucky	%	0.21
	Maine	%	0.09
	Maryland	%	2.87
	Massachusetts	%	1.47
	Michigan	%	1.48
	Minnesota	%	1.06
	Missouri	%	1.15
	Montana	%	0.05
	Nebraska	%	0.04
	Nevada	%	2.07
	New Hampshire	%	0.12
	New Jersey	%	2.16
	New Mexico	%	0.42
	New York	%	6.1
	North Carolina	%	0.44
	North Dakota	%	0.01
	Ohio	%	1.42
	Oklahoma	%	0.27
	Oregon	%	0.51
	Pennsylvania	%	1.21
	Rhode Island	%	0.39
	South Carolina	%	0.2
	South Dakota	%	0.01
	Tennessee	%	0.33
	Texas	%	2.11
	Utah	%	0.54
	Virginia	%	2.73
	Washington	%	1.23
	Wisconsin	%	0.45
	Wyoming	%	0.02

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Balance	# of loans	WAC	WA FICO	WA LTV	Owner Occ %	Cashout Refi%	Full Doc%
$600,000-650,000	36	6.999	626	82.98	86.30	63.79	47.46
$650,001-700,000	29	6.767	637	81.20	83.00	51.87	37.82
$700,001-750,000	31	6.736	603	78.15	93.48	64.23	45.09
$750,001-800,000	1	6.880	599	64.49	100.00	100.00	100.00
$800,001-850,000	2	7.803	670	82.10	50.51	50.51	100.00
$850,001-900,000	1	5.640	744	68.04	100.00	100.00	100.00
$900,001-950,000	—	—	—	—	—	—	—
$950,001-1,000,000	4	7.119	616	59.84	100	50.24	75.09
>$1,000,000	—	—	—	—	—	—	—

Please populate appropriate loan characteristics for each loan bucket.

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Percentage by range
Loans without MI
FICOs

		<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
	<20	0.00%	0.00%	0.00%	0.01%	0.00%	0.00%	0.00%	0.00%
	20-30	0.00%	0.00%	0.05%	0.07%	0.02%	0.01%	0.01%	0.01%
	30-40	0.00%	0.01%	0.08%	0.12%	0.06%	0.03%	0.02%	0.00%
	40-50	0.00%	0.00%	0.28%	0.32%	0.37%	0.11%	0.05%	0.03%
LTVs	50-60	0.00%	0.03%	0.77%	0.79%	0.59%	0.30%	0.14%	0.03%
	60-70	0.00%	0.21%	2.31%	2.22%	2.25%	0.54%	0.43%	0.12%
	70-80	0.00%	0.09%	4.20%	8.36%	14.31%	10.98%	4.83%	1.86%
	80-90	0.00%	0.01%	0.78%	1.48%	1.32%	0.53%	0.28%	0.05%
	90-100	0.00%	0.00%	0.00%	0.37%	2.59%	2.60%	1.14%	0.31%
	>100	—	—	—	—	—	—	—	—
Loans with MI
FICOs

		<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
	<20	—	—	—	—	—	—	—	—
	20-30	—	—	—	—	—	—	—	—
	30-40	—	—	—	—	—	—	—	—
	40-50	—	—	—	—	—	—	—	—
LTVs	50-60	—	—	—	—	—	—	—	—
	60-70	—	—	—	—	—	—	—	—
	70-80	—	—	—	—	—	—	—	—
	80-90	0.00%	0.02%	3.39%	7.00%	9.98%	5.06%	1.51%	0.50%
	90-100	0.00%	0.00%	0.00%	1.00%	1.86%	0.78%	0.36%	0.06%
	>100	—	—	—	—	—	—	—	—

Please provide a breakdown of percentages for each cell of the matrix for loans that fall within the appropriate category brokendown between loans with MI and loans without MI as well as the loan count for each breakdown in the matrices below. The sum of the percentages for the with MI and without MI percentages should equal 100%. The sum of the loans in the matrices below should equal the number of loans in the pool. If FICO is not available for loan, default to <450 bucket. If deal does not have MI, provide data for the entire pool in the “Loans without MI” matrix.

Loan Count
Loans without MI
FICOs

		<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
	<20	0	1	1	1	1	1	1	1
	20-30	0	1	12	9	4	2	3	2
	30-40	0	2	12	20	14	7	3	1
	40-50	0	1	40	44	39	17	8	5
LTVs	50-60	0	5	94	92	62	31	16	3
	60-70	0	28	265	252	242	63	37	11
	70-80	0	10	546	978	1564	1081	445	157
	80-90	0	2	141	233	131	77	25	7
	90-100	0	0	0	149	553	495	182	63
	>100	—	—	—	—	—	—	—	—
	#
Loans with MI
FICOs

		<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
	<20	—	—	—	—	—	—	—	—
	20-30	—	—	—	—	—	—	—	—
	30-40	—	—	—	—	—	—	—	—
	40-50	—	—	—	—	—	—	—	—
LTVs	50-60	—	—	—	—	—	—	—	—
	60-70	—	—	—	—	—	—	—	—
	70-80	—	—	—	—	—	—	—	—
	80-90	0	4	475	837	952	490	154	45
	90-100	0	0	1	142	241	102	39	10
	>100	—	—	—	—	—	—	—	—

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

		Number of		Avg. Loan		% of Total			% Owner
Product Type	WA IO Term	Loans	Loan Balance	Balance	% of Total IO	Pool	WA FICO	WA LTV	Occupied	% Purchase	% Investor	WA DTI	% Full Doc
2/28 ARM 24 Month IO	24	1104	327,276,272.87	296,445.90	51.60%	14.12	645	81.58	98.49	36.12	1.27	42.57	49.63
2/28 ARM 36 Month IO	na	—	—	—	—	—	—	—	—	—	—	—	—
2/28 ARM 60 Month IO	60	863	241,699,780.56	280,069.27	38.10%	10.43	665	81	99.27	61.44	0.28	41.02	48
2/28 ARM 120 Month IO	na	—	—	—	—	—	—	—	—	—	—	—	—
3/27 ARM 24 Month IO	na	—	—	—	—	—	—	—	—	—	—	—	—
3/27 ARM 36 Month IO	36	77	22,565,189.86	293,054.41	3.56%	0.97	646	82.88	100	23.38	0	41.64	69.7
3/27 ARM 60 Month IO	60	50	14,122,220.53	282,444.41	2.23%	0.61	677	80.23	100	37.05	0	41.84	67.45
5/25 ARM 60 Month IO	60	14	3,149,555.08	224,968.22	0.50%	0.14	657	81.82	100	16.07	0	42.1	93.59
30 Fixed IO	60	88	25,430,497.41	288,982.93	4.01%	1.1	676	77.33	98.7	14.61	1.3	40.58	76.72
15 Fixed IO	60	1	60,000.00	60,000.00	0.01%	0	713	9.23	100	0	0	44.96	100
Other IO	—	—	—	—	—	—	—	—	—	—	—	—	—

Totals:	40.57	2197	634,303,516.31	288,713.48	100.00%	27.37	655	81.2	98.89	44.37	0.81	41.85	51.43

Please fill out chart with the appropriate characteristics for each rep line. Please note ‘% of total IO’ should add up to 100%. Columns G, I, J, L, and M refer to % within the specific product type so they should not sum to 100%.

	Initial Periodic Caps
Product Type	1.00%	1.50%	2.00%	2.50%	3.00%	3.50%	4.00%	4.50%	5.00%
ARM 2/28 - 24 month IO	0.00	100,270,655.86	292,500.00	0.00	226,713,117.01	0.00	0.00	0.00	0.00
ARM 2/28 - 60 month IO	0.00	111,022,787.80	25,860,263.17	0.00	104,816,729.59	0.00	0.00	0.00	0.00
ARM 3/27 - 36 month IO	0.00	3,436,229.41	0.00	0.00	19,128,960.45	0.00	0.00	0.00	0.00
ARM 3/27 - 60 month IO	0.00	5,222,420.53	8,204,200.00	0.00	695,600.00	0.00	0.00	0.00	0.00
ARM 5/25 - 60 month IO	0.00	2,654,555.08	0.00	0.00	495,000.00	0.00	0.00	0.00	0.00
Fixed 15 yr - 60 month IO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Fixed 30 yr - 60 month IO	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Other IO	—	—	—	—	—	—	—	—	—

	0.00	222,606,648.68	34,356,963.17	0.00	351,849,407.05	0.00	0.00	0.00	0.00

Please fill out with total value dollars for loans in the pool that fall into teach cell of the matrix.

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.